SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche European Equity Fund

The following information replaces the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the fund’s summary prospectus:

SHAREHOLDER FEES (paid directly from your investment)

	A	C	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds	None	1.00	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	$20	None	$20

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)

	A	C	INST	S
Management fee	0.80	0.80	0.80	0.80
Distribution/service (12b-1) fees	0.21	0.95	None	None
Other expenses	0.49	0.47	0.42	0.56
Total annual fund operating expenses	1.50	2.22	1.22	1.36
Fee waiver/expense reimbursement	0.38	0.35	0.35	0.44
Total annual fund operating expenses after fee waiver/expense reimbursement	1.12	1.87	0.87	0.92

The Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.12%, 1.87%, 0.87% and 0.92% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Years	A	C	INST	S
1	$683	$290	$89	$94
3	987	661	353	387
5	1,312	1,158	637	703
10	2,232	2,527	1,446	1,597

You would pay the following expenses if you did not redeem your shares:

Years	A	C	INST	S
1	$683	$190	$89	$94
3	987	661	353	387
5	1,312	1,158	637	703
10	2,232	2,527	1,446	1,597

Please Retain This Supplement for Future Reference

June 7, 2017
PROSTKR-856